UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2008

KINETIC CONCEPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

TEXAS	001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8023 Vantage Drive San Antonio, Texas	78230
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (210) 524-9000

No change since last report
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on May 23, 2008, by Kinetic Concepts, Inc. (“KCI”) to include the financial information referred to in Item 9.01(a) and (b) below relating to the acquisition of LifeCell Corporation (“LifeCell”) on May 19, 2008. Pursuant to the instructions to Item 9.01 of Form 8-K, KCI hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information.

Item 9.01.	Financial Statements and Exhibits.
(a)      Financial Statements of Businesses Acquired.

Audited Balance Sheets of LifeCell as of December 31, 2007 and 2006 and the related Statements of Operations, Shareholders’ Equity and Cash Flows of LifeCell for each of the three fiscal years in the period ended December 31, 2007, and the independent registered public accounting firm’s report related thereto, filed as Exhibit 99.2 hereto and incorporated by reference herein.

LifeCell Unaudited Balance Sheets as of March 31, 2008 and December 31, 2007, and the related Unaudited Statements of Operations and Cash Flows for the three months ended March 31, 2008 and 2007, filed as Exhibit 99.3 hereto and incorporated by reference herein.

(b)      Pro Forma Financial Information.

On May 27, 2008, we completed the acquisition of all the outstanding capital stock of LifeCell.  The following pro forma financial statements are filed as Exhibit 99.4 hereto and incorporated by reference herein:
(1)   Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2008.
(2)   Unaudited Pro Forma Condensed Combined Statements of Earnings for the year ended December 31, 2007 and for the three months ended March 31, 2008.
(3)   Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(c)      Not applicable.

(d)      Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Press Release of Kinetic Concepts, Inc. issued on May 19, 2008 (filed as Exhibit 99.1 on Form 8-K dated May 19, 2008).
99.2
Audited Balance Sheets of LifeCell as of December 31, 2007 and 2006 and the related Statements of Operations, Stockholders’ Equity and Cash Flows of LifeCell for each of the three fiscal years in the period ended December 31, 2007, and the independent registered public accounting firm’s report related thereto (incorporated by reference from LifeCell Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (Commission File No. 000-19890)).

99.3
LifeCell Unaudited Balance Sheets as of March 31, 2008 and December 31, 2007, and the related Unaudited Statements of Operations and Cash Flows for the three months ended March 31, 2008 and 2007 (incorporated by reference from LifeCell Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008 (Commission File No. 000-19890)).

99.4	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)

August 4, 2008	By:	/s/ Martin J. Landon
	Name:	Martin J. Landon
	Title:	Sr. Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Press Release of Kinetic Concepts, Inc. issued on May 19, 2008 (filed as Exhibit 99.1 on Form 8-K dated May 19, 2008).
99.2
Audited Balance Sheets of LifeCell as of December 31, 2007 and 2006 and the related Statements of Operations, Stockholders’ Equity and Cash Flows of LifeCell for each of the three fiscal years in the period ended December 31, 2007, and the independent registered public accounting firm’s report related thereto (incorporated by reference from LifeCell Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (Commission File No. 000-19890)).

99.3
LifeCell Unaudited Balance Sheets as of March 31, 2008 and December 31, 2007, and the related Unaudited Statements of Operations and Cash Flows for the three months ended March 31, 2008 and 2007 (incorporated by reference from LifeCell Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008 (Commission File No. 000-19890)).

99.4	Unaudited Pro Forma Condensed Combined Financial Information.